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EXHIBIT 10.15

                                   KRDS, INC.
                                  6 CHATTANOOGA
                                IRVINE, CA 92620

April 11, 2002

SSP Solutions, Inc.
17861 Cartwright Road
Irvine, CA 92614

Dear Sir,

Lessor, KRDS, Inc. and Lessee, SSP Solutions, Inc. ("SSP", formerly known as Litronic Inc.), hereby agree to cancel that certain Lease dated January 2, 2000 for the premises known as 17861 Cartwright Road, Irvine, California provided that:

         o        Both Lessor and Lessee have the right to cancel the Lease;
         o The party exercising cancellation provides sixty (60) days advance written notice;
         o Should the Lessee exercise the right to cancel, Lessee shall be released from all future liability under the lease provided that all amounts due under the Lease are paid current through the date of termination.

Landlord:                                         Tenant:

/S/ Dilip Shah                                    /S/ Thomas E. Schiff
-----------------------                           -------------------------
KRDS, Inc.                                        SSP Solutions, Inc.
Dilip Shah                                        Thomas E. Schiff
Managing Partner                                  Chief Financial Officer